ALPS ETF TRUST

VELOCITYSHARES EMERGING MARKETS DR ETF (NASDAQ: EMDR)

VELOCITYSHARES RUSSIA SELECT DR ETF (NASDAQ: RUDR)

VELOCITYSHARES EMERGING ASIA DR ETF (NASDAQ: ASDR)

SUPPLEMENT DATED NOVEMBER 4, 2014

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2014

On November 4, 2014, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and VelocityShares Emerging Asia DR ETF (the “Funds”).  The Funds’ Board of Trustees determined that closing and liquidating the Funds was in the best interests of the Funds and the Funds' shareholders.

From November 5, 2014 through November 21, 2014, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

The Funds will close to new investors on November 18, 2014, and the NASDAQ will halt trading in the Funds before the opening of trading on November 21, 2014.  The effective date of the Funds’ liquidation shall be on or before November 21, 2014 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.  Shareholders of record remaining on November 21, 2014 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

From November 19, 2014 to November 20, 2014, shareholders may be able sell their holdings to certain broker-dealers, incurring a transaction fee from their broker-dealer, but there can be no assurance that there will be a market for the Funds.

For additional information regarding the liquidation, shareholders of the Funds may call 866.759.5679.